                                                                           99.02

[DEL GLOBAL TECHNOLOGIES CORP. LOGO]

                              FOR IMMEDIATE RELEASE

        DEL GLOBAL TECHNOLOGIES ANNOUNCES RESIGNATION OF CHIEF FINANCIAL
                                  OFFICER AND
                 APPOINTMENT OF NEW PRINCIPAL ACCOUNTING OFFICER

VALHALLA,  NY - Aug.  27, 2004 -- Del Global  Technologies  Corp.  (DGTC)  ("Del
Global") today announced the voluntary  resignation on August 24, 2004 of Thomas
V. Gilboy as Chief  Financial  Officer,  Secretary and  Treasurer,  effective on
August 31,  2004.  Del Global also  announced  that the Board of  Directors  has appointed  Mark A.  Koch as its  Principal  Accounting  Officer  and  Treasurer,
effective August 25, 2004.

Prior to his  appointment  as Treasurer and Principal  Accounting  Officer,  Mr.
Koch,  46,  has  served  as Del  Global's  Corporate  Controller  and  Assistant
Secretary since February 2003. His  responsibilities  have included internal and external financial reporting,  domestic working capital management, and treasury functions.  From 1998 through  January 2003, Mr. Koch was Corporate  Controller,
Secretary  and  Treasurer of SEMX  Corporation  ("SEMX"),  a public  corporation listed on NASDAQ providing specialty materials and thermal management  solutions to the wireless, internet infrastructure and electronics industries. SEMX is not an affiliate of Del Global.

Walter F.  Schneider,  President and Chief  Executive  Officer,  commented,  "We congratulate  Mark on his  appointment  as Treasurer  and  Principal  Accounting officer.  We are fortunate to have an individual of his  experience  and ability assume these important positions.  His familiarity with Del Global's business and industry should result in a seamless transition of responsibilities."

Del Global  Technologies  Corp. is primarily engaged in the design,  manufacture
and  marketing  of  cost-effective   medical  imaging  and  diagnostic   systems
consisting of stationary and portable x-ray systems,  radiographic/ fluoroscopic systems,  dental imaging systems and proprietary  high-voltage  power conversion subsystems for medical and other critical  industrial  applications.  Industrial applications  for which Del Global  supplies power  subsystems  include  airport
explosives   detection,   analytical   instrumentation,   semiconductor  capital
equipment and energy exploration.

Statements   about  future   results   made  in  this  release  may   constitute
forward-looking   statements  within  the  meaning  of  the  Private  Securities
Litigation   Reform  Act  of  1995.   These  statements  are  based  on  current
expectations  and the current  economic  environment.  Del Global  cautions that these  statements are not  guarantees of future  performance.  These  statements involve a number of risks  and  uncertainties  that are  difficult  to  predict, including,  but not  limited  to, the  ability of Del  Global to  implement  its business  plan;  retention of  management;  changing  industry  and  competitive conditions;  obtaining  anticipated operating  efficiencies;  securing necessary capital  facilities;  favorable  determinations  in various legal and regulatory matters;  the ability of Del Global to meet its obligations  under the agreement in principle with the US Government regarding the proposed settlement of the DoD matter;  the ability of Del Global to avoid a debarment from doing business with the U.S. Government;  and favorable general economic conditions.  Actual results could differ  materially from those expressed or implied in the  forward-looking statements.  Important  assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are  specified  in the  Company's  filings  with  the  Securities  and  Exchange
Commission.

CONTACT:                                                   INVESTOR RELATIONS:
Del Global Technologies Corp.                              The Equity Group Inc.
Walter F. Schneider, President & Chief Executive Officer   Devin Sullivan (212) 836-9608
(914) 686-3600                                             Adam Prior  (212) 836-9606